Exhibit 99.2

SCANA CORPORATION First Quarter 2011

Safe Harbor Statement Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability, environmental regulations, and actions affecting the construction of new nuclear units; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA, and together with its subsidiaries, the Company); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission facilities are located and in areas served by SCANA's subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation and transmission; (12) the results of efforts to attract and retain joint venture partners for South Carolina Electric & Gas Company’s (SCE&G) new nuclear generation project; (13) the ability of suppliers, both domestic and international, to timely provide the parts, tools, equipment and other supplies needed for our construction program, operations and maintenance; (14) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (15) the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses; (16) labor disputes; (17) performance of SCANA’s pension plan assets; (18) changes in taxes; (19) inflation or deflation; (20) compliance with regulations; and (21) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or SCE&G with the United States Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements. 2

3 Basic Earnings and Variances Basic Earnings • $1.00 (2011) Vs. $1.02 (2010) EPS for the First Quarter 2011 Variances Vs. 2010 $1.20 $1.15 $1.10 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 2010 Basic & Diluted EPS Electric Margin Natural Gas Margin O & M Expense Interest Expense Property Taxes Depreciation Dilution 2010 Basic & Diluted EPS

Basic Earnings per Share by Company $1.00 $1.02 4 First Quarter Earnings Comparison

Operating Statistics Electric Operations: Quarter Ended March 31, 2011 2010 % Change Sales (Million KWH) Residential 2,058 2,299 (10.5) Commercial 1,650 1,744 (5.4) Industrial 1,416 1,353 4.7 Other 127 129 (1.6) Total Retail Sales 5,251 5,525 (5.0) Wholesale 481 433 11.1 Total Sales 5,732 5,958 (3.8) Customers (Period-End, Thousands) 663 659 0.6 Natural Gas Operations: Quarter Ended March 31, 2011 2010 % Change Sales (Thousand Dekatherms): Residential 34,367 41,433 (17.1) Commercial 14,795 16,782 (11.8) Industrial 40,800 39,440 3.4 Total Retail Sales 89,962 97,655 (7.9) Sales for Resale 2,977 2,921 1.9 Total Sales 92,939 100,576 (7.6) Transportation Volumes 45,206 43,253 4.5 Customers (Period-End, Thousands) 1,269 1,255 1.1 5 Electric and Gas Statistics

Economic Growth Announcement Date Company Expected Job Additions Projected Investment January 2011 AQT Solar (Solar Cells) 1,000 by 2014 $300 M+ January 2011 DHL (Shipper) 149 (adding to existing force) Not available January 2011 Odfjell (Chemical Storage) 40 $70 M January 2011 Le Creuset (Distribution) 22 $2 M January 2011 Amelia Bay (Food Proc.) 32 $2 M January 2011 New Breed Logistics, Inc. (Logistics Support) Not available Not available February 2011 Verizon Wireless ( Mobile Phone Carrier) 500 Not available February 2011 Showa Denko (Graphite Electrodes) 100 $238 M March 2011 Carolina AAC (Building Products) 40 $15 M Total 1,800+ $627M 6 Recent Economic Announcements

7 Pending Financings (millions) Month Company Type Amount May 2011 SCANA Medium Term Notes $300M (refinancing) May 2011 SCE&G First Mortgage Bonds $100M Month Company Type Amount Likely 2012 SCANA Remaining Equity Forward $200M+

EPA Proposed Mercury Rule Timeline 8 Since the mid 1990s SCANA has spent nearly one billion dollars installing environmental equipment at our fossil plants which has significantly reduced emissions of sulfur dioxide, nitrogen oxide and mercury on our system. Proposed Mercury Rule

Schedule of Nuclear Project Capital Costs Projection 12/31/2010 As Approved In Order 2010-12 Change Base Capital Cost, 2007 Dollars $4,270,404 $4,096,455 173,949* Add: Escalation $1,260,855 $1,807,948 ($547,093) Total Project Cash Flow $5,531,259 $5,904,403 ($373,144) Add: AFUDC $ 255,684 $ 283,721 ($ 28,037) Gross Construction Cost $5,786,943 $6,188,124 ($401,181) * In 2010, the South Carolina Supreme Court ruled that contingency costs were not permitted to be part of the approved capital cost schedule. As a result, SCE&G is required to specifically identify and itemize costs that were previously classified as contingency costs. On November 15, the Company filed a petition with the SCPSC to identify currently known capital costs of $173.9 million that will be incurred during construction of the new nuclear units. 9 New Nuclear Project $174M Capital Costs (Millions of $)

BLRA Filings Filed Revenue Requested Revenue Granted % Req. Granted % Increase Effective BLRA Initial Filing 05/30/08 $7.8 $7.8 100% 0.4% APR ‘09 BLRA Annual RRA 05/29/09 $22.5 $22.5 100% 1.1% NOV ‘09 BLRA Annual RRA 05/28/10 $47.3(1) $47.3 100% 2.3% NOV ‘10 2011 Regulatory Schedule – SCE&G New Nuclear Other Matters 2/14 – Q4 2010 Status Report 1/31 – Demand Side Management Filing 4/4 – Updated Cost Hearing 2/28 - Integrated Resource Plan Filing 5/16 – Q1 2011 Status Report 3/24 – Electric Fuel Cost Review 5/27 - BLRA Revised Rate Application 6/15 - Gas RSA Filing 8/15 – Q2 2011 Status Report Nov. – Purchased Gas Adjustment Review 11/14 – Q3 2011 Status Report Completed ($ in Millions) Adjusted amount based on actual CWIP, net of Supreme Court decision 10 Regulatory Update (1)

COL Status Timeline Nuclear Regulatory Commission’s (“NRC”) licensing process continues To date, all intervenors’ challenges to SCE&G’s COL application have been denied by Atomic Safety Licensing Board and NRC COL - Late 2011- Early 2012 Final Safety Evaluation Report – Summer 2011 NRC issued Final Environmental Impact Statement – April 2011 NRC issued favorable Advanced Safety Evaluation Report for nuclear units – December 2010 11 New Nuclear Anticipated COL Status

12 VC Summer Units 2&3 – January 2011 Crane Location Module Assembly Building VCS #3 Pads for Containment Vessel Ring Fab VCS #2 excavation VC Summer Units 2&3 - January 2011

Questions? 13